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FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

MBT Financial Corp. (“MBT”) has prepared presentation materials (the “Investor Presentation”) that management intends to present on November 14-15, 2016 in meetings with investors and analysts about MBT’s operations and performance. MBT may use the Investor Presentation, possibly with modifications, in presentations from time to time thereafter to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in MBT and its business.

A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K

The information contained in the Investor Presentation is summary information that should be considered in the context of MBT’s filings with the Securities and Exchange Commission and other public announcements MBT may make by press release or otherwise from time to time. The Investor Presentation speaks as of the date of this Report. While MBT may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Report, MBT specifically disclaims any obligation to do so.

By furnishing this Current Report on Form 8-K and furnishing the Investor Presentation, MBT makes no admission as to the materiality of any information in this Report, including without limitation the Investor Presentation. The Investor Presentation contains forward-looking statements. See Page 2 of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

The information set forth in this Report, including without limitation the Investor Presentation, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

99	MBT Financial Corp. Investor Presentation dated November 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: November 14, 2016	By:	/s/ John L. Skibski
John L. Skibski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	MBT Financial Corp. Investor Presentation dated November 2016.